UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2014

Date of reporting period:  December 31, 2014

Item 1. Reports to Stockholders.

Kellner Merger Fund

Annual Report
December 31, 2014

KELLNER MERGER FUND

December 31, 2014

Dear Fellow Shareholders:

The Kellner Merger Fund (the “Fund”) was up 3.31% (without load) and down -2.60% (with load) for the Class A shares and up 4.08% for the Institutional Class for the fiscal year ended December 31, 2014.

Annualized Total Returns as of 12/31/14
	3-Month	1-Year	Since Inception
GAKAX – Class A (with load)	-4.89%	-2.60%	1.48%
GAKAX – Class A (without load)*	1.32%	3.31%	3.90%
GAKIX – Institutional Class	1.31%	4.08%	4.36%
BofA Merrill Lynch 3-Month
T-Bill Index	0.00%	0.03%	0.07%
HFRX ED: Merger Arbitrage Index	1.42%	2.17%	2.45%

Returns greater than 1 year are average annual returns with inception date of 6/29/12. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-535-5637 or visiting www.kellnerfunds.com. *Performance data shown reflects the Class A maximum sales charge of 5.75%. Performance data shown for Class A shares without load does not reflect the deduction of the sales load. If reflected, the load would reduce the performance quoted.

Net Expense Ratio: 3.01% for Class A and 2.77% for Institutional Class^; Gross Expense Ratio: 8.30% for Class A and 8.04% for Institutional Class±

^
The Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses, through at least April 29, 2015, to ensure that Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”) of 0.01%, taxes, interest expense, dividends on securities sold short and extraordinary expenses) do not exceed 1.75% and 1.50% of average daily net assets of the Fund’s Class A and Institutional Class shares, respectively.

±	For updated expense information, please see the Financial Highlights beginning on page 25 of this report.

Portfolio Review

In 2014, the Fund invested in approximately 102 different merger situations and was heavily concentrated in North America.  Strategic deals continued to dominate the portfolio, making up about 85% of the Fund’s holdings, on average.  Large, strategic deals continued to pace activity with nearly 100 deals announced valued at over $5

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billion each, worth a combined $1.2 trillion1.  These deals represented 37% of announced transactions1.  The cable and satellite industry’s latest round of consolidation brought two of the top five deals of the year.  Comcast Corporation agreed to purchase Time Warner Cable, Inc. for $68 billion in stock after outbidding Charter Communications, Inc.  AT&T, Inc. will buy satellite TV provider DIRECTV for $66 billion in cash and stock.  Both deals are before the Federal Communications Commission, which is expected to announce its views with regards to net neutrality sometime in February, 2015.

With oil prices continuing to slide, we would expect the energy sector to continue to consolidate.  In 2014, the oil and gas industry had $409 billion worth of deals which made up almost 12% of global activity.  Leading the way was Kinder Morgan, Inc.’s $79 billion roll-up of its master limited partnerships in order to simplify its structure.  Halliburton Company agreed to buy oil and gas equipment maker Baker Hughes Incorporated for $37.5 billion in cash and stock.  Spanish integrated oil company Repsol, S.A. will buy U.S. exploration and production company Talisman Energy, Inc. for $13 billion in cash and Germany’s Siemens AG will buy oil service and equipment maker Dresser-Rand Group, Inc. for $7.5 billion.

As expected, large pharmaceutical companies continued to acquire competitors in their effort to fill pipelines.  No one was more active than Actavis plc.  Actavis paid $65 billion to outbid Bill Ackman of Pershing Square Capital Management, L.P. and Valeant Pharmaceuticals International, Inc. for Botox-maker Allergan, Inc. and purchased specialty pharmaceutical company Forest Laboratories, LLC for $20.8 billion.  Becton, Dickinson and Company bought medical products company CareFusion Corporation for $12 billion in cash and Merck & Co., Inc. paid $8 billion for biotechnology company Cubist Pharmaceuticals, Inc..  Other notable deals were cigarette giants Reynolds American, Inc. and Lorillard, Inc.’s $26.4 billion deal, Suntory Holdings Limited of Japan’s $15.5 billion purchase of Beam, Inc., maker of bourbon whiskey Jim Beam, and Dollar Tree, Inc.’s $9 billion deal for Family Dollar Stores, Inc.

The battle between Jos A. Bank Clothiers, Inc. (“JOSB”) and The Men’s Wearhouse, Inc. (“MW”) carried over from 2013 when MW increased its offer from $55 to $57.50.  MW threatened to nominate two directors to the JOSB board of directors at the annual meeting of shareholders if an agreement was not reached.  Five large shareholders owning approximately 17% of JOSB publicly supported the transaction and wanted the two companies to sit down and negotiate a deal.  JOSB subsequently rejected the offer as inadequate and tried to sabotage the deal by making an expensive offer for EBHI Holdings, Inc. (formerly known as, Eddie Bauer Holdings, Inc.), parent of Eddie Bauer, an outerwear retailer with very little synergistic value to JOSB.  Shareholders of JOSB were outraged by the move and filed lawsuits in Delaware court in an effort to have the Eddie Bauer purchase enjoined, arguing that

__________

1 Healthcare Dominates Robust Year for Mergers: Financial Times, December 23, 2014, Page 15

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the Eddie Bauer defense was not within reasonable business practices.  MW increased its offer to acquire JOSB to $63.50 in cash and hinted at the opportunity for the offer to be increased further to $65.00 if JOSB came to the table.  MW’s Pac-Man defense proved to be the right strategy as the companies came to an agreement at $65 per share.  The deal ended the month’s long battle with the Eddie Bauer deal being a smart tactical move by JOSB, as it forced MW to bid against itself three times in order to get the deal done and delivering a nice profit for the Fund.

In April, 2014, serial acquirer Valeant Pharmaceuticals International, Inc. teamed up with a fund managed by Pershing Square Capital Management, L.P. (“Pershing Square”) to make a $45 billion offer for Botox-maker Allergan, Inc.  The cash and stock deal was a ground breaking structure in that it was one of the first times that a buyer teamed up with a large shareholder of the target in an attempt to facilitate a hostile deal.  Pershing Square was a 9.7% holder and rallied shareholders to push for the deal.  Even after a couple of increased offers from Valeant, Allergan continued to stonewall the offer.  It proved to be a good strategy as Allergan found a “white knight” in Actavis plc.  Actavis agreed to pay $65 billion in cash and stock for Allergan, effectively knocking Valeant out.  Pershing Square agreed to vote its stake in favor of the Actavis transaction.  The Fund profited from the increased offers and the deal should close in the second quarter of 2015.

Two situations that we were involved with this year, one profitable and one deal that broke, involved a popular tax advantage strategy called inversions.  In these deals, a U.S. company buys a smaller company in a country with a lower tax rate and repatriates the cash sitting on the balance sheet tax-free.  These deals have flown under the radar over the last few years, but became a political football with the Obama Administration and some members of Congress calling the use of this section of the tax code “unpatriotic.”  Two deals, Medtronic, Inc.’s $46 billion purchase of Covidien plc, and AbbVie, Inc.’s $55 billion deal for Shire plc, pushed this tax strategy to the forefront.  After the announcement of these deals, and with relentless pressure from the Obama Administration, the U.S. Department of the Treasury issued several amendments to the tax code in an effort to make inversions less appealing.  This caused the spreads on these deals to widen to extremely attractive levels.  Our analysis concluded that in addition to the tax advantages that the buyers would be getting, these deals made strategic sense as well, which would compel the companies to want to complete the deals, possibly at a lower price.  For the Covidien deal, the tight merger agreement allowed little wiggle room for Medtronic to back out, with one of the requirements being that both houses of Congress pass a bill outlawing the current practice, which we thought was an extremely low probability.  In the Shire deal, tax legislation by itself would not trigger the material adverse change clause in the merger agreement.  There was an adverse recommendation clause in the AbbVie/Shire merger agreement that AbbVie’s board of directors could make an adverse recommendation change “only if the board of AbbVie determines in good faith by a majority vote, after considering advice from outside legal counsel, that failure to take such action would be inconsistent with its fiduciary duties under

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Delaware law.”  Since there were other considerations for completing the merger (nearly 60% of AbbVie’s revenue come from one drug (Humira) which expires over the next few years), we believed that AbbVie would still be committed to the deal.  However, in October, 2014, AbbVie decided to withdraw its recommendation to its shareholders to vote in favor of the deal.  We, along with the market, believed that the strategic rationale of this merger outweighed the tax benefits.  This proved to be wrong as AbbVie made the decision to call off the deal, causing Shire shares to decline nearly 30% in two days.  Since this was such a surprise to the market, enormous losses were realized throughout the arbitrage community.  Many funds had positions outside of their normal risk limits, which caused Shire to trade lower than the fundamental value of the company.  We were patient and traded out of the position over time at a minimal loss.  The Covidien deal survived, as the strategic merits proved sound enough for Medtronic to want to close the deal, which it did in early 2015 at a profit to the Fund.

Outlook

It was a banner year for global merger and acquisition activity as $3.4 trillion of deals were announced in 2014, up nearly 30% from last year and the most since the pre-crisis levels of 20072.  Deal activity in the U.S. was $1.5 trillion, up 54% from 20132.  Pent-up demand finally broke through with large deals leading the way.  Private-equity activity picked up at the end of the fourth quarter of 2014 after a fairly lethargic year.  BC Partners Limited bought PetSmart, Inc. for $8.2 billion and Thoma Bravo, LLC’s $3.6 billion deal for Riverbed Technology, Inc. made up about half of the $23.7 billion in U.S. private equity activity.  This bodes well for leveraged buyout activity heading into 2015 as the dynamics are still there for leveraged buyouts:  record amounts of dry powder and debt financing still readily available.

The fourth quarter of 2014 introduced some volatility into the merger arbitrage market, providing us with many great opportunities.  The cancellation of the Shire/AbbVie deal caused large losses for many funds as they had positions outside of their normal risk limits, which caused spreads to widen across the merger arbitrage universe.  These large arbitrage losses forced all other spreads to widen as funds de-risked the rest of their book.  We took advantage and added to positions across the entire portfolio, as well as invested in new situations that were now at attractive spreads. Over the next two months, our strategy served us well as spreads tightened and should continue to help us into 2015 as these deals complete.

Debt financing is still historically cheap and plentiful, stocks have continued to rise providing a valuable currency for deals and acquiring company shares are still reacting well to deal announcements.  We believe these factors bode well for the merger arbitrage business as we head into 2015.

__________

2 M&A Resurgence Must Broaden to Keep Rolling in 2015. Wall Street Journal, Market Section, January 1, 2015

KELLNER MERGER FUND

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Fund and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance. Investments in foreign securities involve greater volatility and political, economic and currency risks and difference in accounting methods. Investments in small and medium sized companies involve additional risks such as limited liquidity or greater volatility. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the Fund, and money borrowed will be subject to interest costs. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Fund holdings and sector allocation are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments included in this report.

The Kellner Merger Fund is distributed by Quasar Distributors, LLC.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal tax advice.

The BoA Merrill Lynch 3-month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

The HFRX ED: Merger Arbitrage Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as: whether the fund is open to transparent fund investment and the satisfaction of the index manager’s due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies. Constituents of HFRX Indices are selected and weighted by the complex and robust process described above. The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics. In order to be considered for inclusion in the HFRX Indices, a hedge fund must be currently open to new transparent investment, maintain a minimum asset size (typically $50 million) and meet the duration requirement (generally, a 24 month track record). These criteria may vary slightly by index.

One cannot invest directly in an index.

KELLNER MERGER FUND

Comparison of the change in value of a $100,000 investment in the
Kellner Merger Fund – Institutional Class Shares vs the BofA Merrill Lynch
3-month Treasury Bill Index and the HFRX ED: Merger Arbitrage Index

Average Annual Total Return:	1 Year	Since Inception1
Kellner Merger Fund – Class A
(with sales load)	-2.60%	1.48%
Kellner Merger Fund – Class A
(without sales load)	3.31%	3.90%
Kellner Merger Fund – Institutional Class	4.08%	4.36%
BofA Merrill Lynch 3-month Treasury Bill Index	0.03%	0.07%

HFRX ED: Merger Arbitrage Index	2.17%	2.45%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 855-535-5637.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Class A shares may be subject to a 5.75% front-end sales load.  Class A shares do not

KELLNER MERGER FUND

have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The BofA Merrill Lynch 3-month Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days.

The HFRX ED: Merger Arbitrage Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies.  Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices.  This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as: whether the fund is open to transparent fund investment and the satisfaction of the index manager’s due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies.  Constituents of HFRX Indices are selected and weighted by the complex and robust process described above. The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics.  In order to be considered for inclusion in the HFRX Indices, a hedge fund must be currently open to new transparent investment, maintain a minimum asset size (typically $50 million) and meet the duration requirement (generally, a 24 month track record). These criteria may vary slightly by index.

1 The Fund commenced operations on June 29, 2012.

KELLNER MERGER FUND

EXPENSE EXAMPLE at December 31, 2014 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/14 – 12/31/14).

Actual Expenses

The first set of lines of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.75% and 1.50% per the operating expenses limitation agreement for the Kellner Merger Fund Class A and Institutional Class, respectively.  Although the Fund charges no transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE at December 31, 2014 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	7/1/14	12/31/14	7/1/14 – 12/31/14
Actual(2)
Class A Shares	$1,000.00	$1,019.10	$14.30
Institutional Class Shares	$1,000.00	$1,023.80	$13.62
Hypothetical (5% return
before expenses)(3)
Class A Shares	$1,000.00	$1,011.04	$14.24
Institutional Class Shares	$1,000.00	$1,011.75	$13.54

(1)
Expenses are equal to the Class A and Institutional Class fund shares’ annualized expense ratios of 2.81% and  2.67%, respectively, multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

(2)	Excluding interest expense and dividends on short positions, your actual expenses would be $8.91 and $7.65 for Class A shares and Institutional Class shares, respectively.
(3)	Excluding interest expense and dividends on short positions, your hypothetical expenses would be $8.89 and $7.63 for Class A shares and Institutional Class shares, respectively.

KELLNER MERGER FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at December 31, 2014 (Unaudited)

Percentages represent market value as a percentage of total investments.

KELLNER MERGER FUND

SCHEDULE OF INVESTMENTS at December 31, 2014

Shares	COMMON STOCKS – 86.2%	Value

	Administrative and Support Services – 2.1%
19,900	Baker Hughes, Inc.	$1,115,793

	Beverage and Tobacco Product Manufacturing – 2.2%
18,600	Lorillard, Inc. (c)	1,170,684

	Broadcasting (except Internet) – 3.7%
10,300	DIRECTV (a)(c)	893,010
269,600	Sirius XM Holdings, Inc. (a)(c)	943,600
1,000	Time Warner Cable, Inc.	152,060
		1,988,670
	Chemical Manufacturing – 28.1%
19,600	Allergan, Inc. (c)	4,166,764
7,200	AstraZeneca PLC – ADR (c)	506,736
47,300	Auxilium Pharmaceuticals, Inc. (a)(c)	1,626,410
28,600	Cubist Pharmaceuticals, Inc. (a)	2,878,590
78,200	Rockwood Holdings, Inc. (c)	6,162,160
		15,340,660
	Computer and Electronic
	Product Manufacturing – 4.0%
22,100	International Rectifier Corp. (a)(c)	881,790
16,200	Spansion, Inc. – Class A (a)	554,364
27,400	TriQuint Semiconductor, Inc. (a)	754,870
		2,191,024
	Credit Intermediation and Related Activities – 8.3%
274,900	Hudson City Bancorp, Inc. (c)	2,781,988
131,900	Susquehanna Bancshares, Inc.	1,771,417
		4,553,405
	Data Processing, Hosting, and Related Services – 3.0%
81,200	Riverbed Technology, Inc. (a)	1,657,292

	General Merchandise Stores – 4.4%
30,200	Family Dollar Stores, Inc. (c)	2,392,142

	Merchant Wholesalers, Durable Goods – 13.7%
73,000	Covidien PLC (b)(c)	7,466,440

	Merchant Wholesalers, Nondurable Goods – 6.0%
23,700	Sigma-Aldrich Corp. (c)	3,253,299

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

SCHEDULE OF INVESTMENTS at December 31, 2014, Continued

Shares	COMMON STOCKS – 86.2% (Continued)	Value

	Miscellaneous Manufacturing – 3.6%
12,900	CareFusion Corp. (a)	$765,486
69,800	International Game Technology (c)	1,204,050
		1,969,536
	Miscellaneous Store Retailers – 0.6%
4,200	PetSmart, Inc.	341,439

	Oil and Gas Extraction – 0.9%
65,400	Talisman Energy, Inc. (b)	512,082

	Professional, Scientific and Technical Services – 3.9%
15,000	Covance, Inc. (a)	1,557,600
23,800	Sapient Corp. (a)	592,144
		2,149,744
	Telecommunications – 0.0%
7,798	Covisint Corp. (a)	20,665

	Transportation Equipment Manufacturing – 1.1%
5,800	TRW Automotive Holdings Corp. (a)	596,530
	Utilities – 0.6%
11,500	Pepco Holdings, Inc.	309,695
	TOTAL COMMON STOCKS (Cost $44,741,421)	47,029,100

	REITS – 4.4%

	Lessors of Real Estate – 4.0%
160,000	Glimcher Realty Trust (c)	2,198,400
	Real Estate – 0.4%
2,690	Ventas, Inc.	192,873
	TOTAL REITS (Cost $2,346,861)	2,391,273

	RIGHTS – 0.0%

	Hospitals – 0.0%
6,500	Community Health Systems, Inc. (a)	162
	TOTAL RIGHTS (Cost $0)	162

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS at December 31, 2014, Continued

Contracts	PURCHASED OPTIONS – 0.4%	Value

	Call Options – 0.4%
326	Cubist Pharmaceuticals, Inc.
	Expiration: February 2015,
	Exercise Price: $95.00	$215,160
	TOTAL PURCHASED OPTIONS (Cost $199,361)	215,160

Shares	MONEY MARKET FUNDS – 23.2%

12,682,710	Fidelity Institutional Money Market
	Portfolio – Class I, 0.07% (c)(d)	12,682,710
	TOTAL MONEY MARKET FUNDS
	(Cost $12,682,710)	12,682,710
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $59,970,353) – 114.2%	62,318,405
	Liabilities in Excess of Other Assets – (14.2)%	(7,743,340)
	NET ASSETS – 100.0%	$54,575,065

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or a portion of the security has been segregated for open short positions.
(d)	Rate shown is the 7-day annualized yield as of December 31, 2014.
ADR – American Depository Receipt
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

SCHEDULE OF SECURITIES SOLD SHORT at December 31, 2014

Shares	COMMON STOCKS – 45.1%	Value

	Ambulatory Health Care Services – 0.8%
4,029	Laboratory Corporation of America Holdings (a)	$434,729

	Beverage and Tobacco Product Manufacturing – 0.4%
3,352	Reynolds American, Inc.	215,433

	Broadcasting (except Internet) – 11.0%
103,213	Comcast Corp. – Class A	5,987,386

	Chemical Manufacturing – 9.7%
7,218	Actavis PLC (a)(b)	1,857,985
37,559	Albemarle Corp.	2,258,423
11,543	Endo International PLC (a)(b)	832,481
10,884	Pfizer, Inc.	339,037
		5,287,926
	Computer and Electronic
	Product Manufacturing – 11.6%
39,803	Cypress Semiconductor Corp.	568,387
69,789	Medtronic, Inc.	5,038,766
45,896	RF Micro Devices, Inc. (a)	761,415
		6,368,568
	Credit Intermediation and Related Activities – 7.7%
33,370	BB&T Corp.	1,297,759
23,098	M&T Bank Corp.	2,901,571
		4,199,330
	Miscellaneous Manufacturing – 1.2%
4,708	Becton, Dickinson and Co.	655,165

	Support Activities for Mining – 1.6%
22,288	Halliburton Co.	876,587

	Telecommunications – 1.1%
17,560	AT&T, Inc.	589,840
	TOTAL COMMON STOCKS
	(Proceeds $23,016,865)	24,614,964

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

SCHEDULE OF SECURITIES SOLD SHORT at December 31, 2014, Continued

Shares	REITS – 1.4%	Value

	Lessors of Real Estate – 1.0%
31,824	Washington Prime Group, Inc. (a)	$548,009

	Real Estate – 0.4%
17,700	American Realty Capital Healthcare Trust	210,630
	TOTAL REITS
	(Proceeds $752,972)	758,639
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $23,769,837)	$25,373,603

(a)	Non-income producing security.
(b)	Foreign issued security.
REIT – Real Estate Investment Trust

SCHEDULE OF OPTIONS WRITTEN at December 31, 2014

Contracts	PUT OPTIONS – 0.0%	Value
326	Cubist Pharmaceuticals, Inc.	$3,260
	Expiration: May 2015, Exercise Price: $65.00
	TOTAL OPTIONS WRITTEN
	(Proceeds $41,878)	$3,260

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

SCHEDULE OF SWAP CONTRACTS at December 31, 2014

Termination			Notional	Unrealized
Date	Security	Shares	Amount	Appreciation*	Counterparty
LONG TOTAL RETURN SWAP CONTRACTS
11/19/24	CareFusion
	Corp.	47,700	$2,830,518	$107,097	Goldman Sachs & Co.
11/19/24	Dresser-Rand
	Group	20,000	1,636,000	8,534	Goldman Sachs & Co.
10/18/24	Time Warner
	Cable, Inc.	34,900	5,306,894	614,086	Goldman Sachs & Co.
10/21/24	TRW Automotive
	Holdings Corp.	49,300	5,070,505	64,791	Goldman Sachs & Co.
				$794,508
* Unrealized appreciation is a receivable on the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2014

ASSETS
Investments in securities, at value (identified cost $59,970,353)	$62,318,405
Deposit at broker	16,922,851
Receivables
Securities sold	61,766
Dividends and interest	45,135
Dividend tax reclaim	5,256
Fund shares purchased	84
Swap contracts	794,508
Other receivables	1,279
Prepaid expenses	22,030
Total assets	80,171,314
LIABILITIES
Options written, at value (premiums received $41,878)	3,260
Securities sold short (proceeds $23,769,837)	25,373,603
Payables
Fund shares redeemed	63,478
Due to advisor	46,428
Dividends on short positions	38,238
Payable to broker	131
Administration and fund accounting fees	24,843
Transfer agent fees and expenses	11,491
Audit fees	20,100
Chief Compliance Officer fee	2,250
Custody fees	1,661
Legal fees	1,110
Distribution fees	4,076
Reports to shareholders	4,385
Accrued other expenses	1,195
Total liabilities	25,596,249
NET ASSETS	$54,575,065

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2014, Continued

CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$1,311,754
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	125,799
Net asset value and redemption price per share	$10.43
Maximum offering price per share
(Net asset value per share divided by 94.25%)	$11.07
Institutional Class Shares
Net assets applicable to shares outstanding	$53,263,311
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	5,048,496
Net asset value, offering and redemption price per share	$10.55
COMPONENTS OF NET ASSETS
Paid-in capital	$53,823,410
Undistributed net investment loss	(601,248)
Accumulated net realized loss on investments	(224,509)
Net unrealized appreciation/(depreciation) on:
Investments and foreign currency	2,332,253
Purchased options	15,799
Written options	38,618
Securities sold short	(1,603,766)
Swap contracts	794,508
Net unrealized appreciation on investments, foreign currency,
options, securities sold short and swap contracts	1,577,412
Net assets	$54,575,065

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2014

INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld and
issuance fees of $191 and $5,270, respectively)	$415,726
Interest	1,526
Total income	417,252
Expenses
Advisory fees (Note 4)	403,256
Administration and fund accounting fees (Note 4)	98,828
Transfer agent fees and expenses (Note 4)	49,626
Registration fees	28,973
Audit fees	20,100
Legal fees	14,315
Custody fees (Note 4)	10,106
Miscellaneous	7,726
Chief Compliance Officer fee (Note 4)	7,500
Trustee fees	7,430
Distribution fees – Class A (Note 5)	6,155
Printing and mailing expense	5,075
Total expenses before dividends expense on
short positions and interest expense	659,090
Dividends expense on short positions	218,143
Interest expense	135,341
Total expenses before fee waivers by advisor	1,012,574
Less: advisory fees waived by advisor (Note 4)	(169,027)
Net expenses	843,547
Net investment loss	(426,295)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
OPTIONS, SECURITIES SOLD SHORT AND SWAP CONTRACTS
Net realized gain/(loss) on transactions from:
Investments	503,078
Foreign currency	226,618
Purchased options	(262)
Written options	74,665
Securities sold short	(666,878)
Swap contracts	36,059
Net change in unrealized appreciation/(depreciation) on:
Investments and foreign currency	2,147,845
Purchased options	15,799
Written options	38,447
Securities sold short	(1,462,126)
Swap contracts	794,508
Net realized and unrealized gain on investments,
options, securities sold short and swap contracts	1,707,753
Net Increase in Net Assets Resulting from Operations	$1,281,458

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

(This Page Intentionally Left Blank.)

KELLNER MERGER FUND

STATEMENTS OF CHANGES IN NET ASSETS

		May 1, 2013	June 29, 2012**
	Year Ended	through	through
	December 31, 2014	December 31, 2013*	April 30, 2013
NET INCREASE/(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment loss	$(426,295)	$(13,556)	$(39,391)
Net realized gain/(loss) on
transactions from:
Investments	503,078	195,858	164,117
Foreign currency	226,618	—	—
Purchased options	(262)	(7,078)	(1,613)
Written options	74,665	3,527	1,617
Securities sold short	(666,878)	(38,986)	(57,332)
Swap contracts	36,059	—	—
Net change in unrealized
appreciation/(depreciation) on:
Investments and foreign currency	2,147,845	12,110	172,298
Purchased options	15,799	—	—
Written options	38,447	171	—
Securities sold short	(1,462,126)	4,229	(145,869)
Swap contracts	794,508	—	—
Net increase in net assets
resulting from operations	1,281,458	156,275	93,827
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Class A Shares	(14,482)	(140,967)	—
Institutional Class Shares	(581,946)	(42,510)	—
Total distributions to shareholders	(596,428)	(183,477)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change in
outstanding shares (a)	49,520,284	99,975	4,203,151
Total increase in net assets	50,205,314	72,773	4,296,978
NET ASSETS
Beginning of period	4,369,751	4,296,978	—
End of period	$54,575,065	$4,369,751	$4,296,978
Includes undistributed net
investment loss of	$(601,248)	$—	$—

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

			May 1, 2013		June 29, 2012**
	Year Ended		through		through
	December 31, 2014		December 31, 2013*		April 30, 2013
		Paid-in		Paid-in		Paid-in
	Shares	Capital	Shares	Capital	Shares	Capital
Class A Shares
Shares sold	720,835	$7,474,179	7,507	$78,979	310,674	$3,109,266
Shares issued
on reinvestments
of distributions	1,409	14,482	13,847	140,968	—	—
Shares redeemed	(923,765)	(9,617,160)	(4,705)	(48,010)	(4)	(40)
Net increase/
(decrease)	(201,521)	$(2,128,499)	16,649	$171,937	310,670	$3,109,226

			May 1, 2013		June 29, 2012**
	Year Ended		through		through
	December 31, 2014		December 31, 2013*		April 30, 2013
		Paid-in		Paid-in		Paid-in
	Shares	Capital	Shares	Capital	Shares	Capital
Institutional
Class Shares
Shares sold	5,337,527	$55,719,659	28,460	$299,970	106,616	$1,093,925
Shares issued
on reinvestments
of distributions	52,341	544,348	4,160	42,510	—	—
Shares redeemed	(441,480)	(4,615,224)	(39,127)	(414,442)	—	—
Net increase/
(decrease)	4,948,388	$51,648,783	(6,507)	$(71,962)	106,616	$1,093,925

*	Effective September 19, 2013, the Fund changed its fiscal year end from April 30 to December 31.
**	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENT OF CASH FLOWS For the Year Ended December 31, 2014

Increase/(decrease) in cash —
Cash flows from operating activities:
Net increase in net assets from operations	$1,281,458
Adjustments to reconcile net increase/(decrease) in
net assets from operations to net cash used in operating activities:
Purchases of investment securities	(121,274,308)
Proceeds from sale of investment securities	61,189,182
Proceeds from short sales	42,027,809
Closed short sale transactions	(7,982,956)
Purchase of short term investments, net	(12,459,029)
Increase in swap contracts	(794,508)
Increase in deposits at broker	(15,213,005)
Increase in dividends and interest receivable	(47,513)
Increase in receivable for securities sold	(61,583)
Decrease in due from Advisor	15,606
Increase in prepaid expenses and other assets	(9,371)
Increase in due to Advisor	46,428
Decrease in due to broker/custodian	(144,933)
Increase in options written	3,115
Decrease in payable for securities purchased	(110,724)
Increase in payable for dividends on short positions	36,960
Decrease in accrued administration fees	(6,589)
Decrease in distribution and service fees	(4,072)
Increase in custody fees	858
Decrease in transfer agent expenses	(3,737)
Decrease in other accrued expenses	(2,205)
Unrealized appreciation on securities	(701,256)
Net realized loss on investments	367,842
Return of capital dividends received	(338)
Proceeds received through mergers	4,883,335
Net cash used in operating activities	(48,963,534)

Cash flows from financing activities:
Proceeds from shares sold	63,193,754
Payment on shares redeemed	(14,192,747)
Distributions paid in cash	(37,598)
Net cash provided by financing activizes	48,963,409
Net decrease in cash	(125)
Cash:
Beginning balance	125
Ending balance	$—

Supplemental information:
Cash paid for interest	$135,341

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Class A Shares
		May 1, 2013		June 29, 2012**
	Year Ended	through		through
	December 31, 2014	December 31, 2013*		April 30, 2013
Net asset value,
beginning of period	$10.21	$10.29		$10.00
Income from investment operations:
Net investment loss^	(0.13)	(0.04)		(0.12)
Net realized and unrealized
gain on investments	0.47	0.40		0.41
Total from investment operations	0.34	0.36		0.29

Less distributions:
From net realized
gain on investments	(0.12)	(0.44)		—
Total distributions	(0.12)	(0.44)		—
Net asset value, end of period	$10.43	$10.21		$10.29

Total return	3.31%	3.54	%+	2.90	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$1,312	$3,343		$3,197
Ratio of expenses to average net assets:
Before fee waivers and
expense reimbursement	4.75%	8.29	%++	9.23	%++
After fee waivers and
expense reimbursement	2.87%	3.00	%++	2.50	%++
Ratio of expenses excluding interest
expense and dividends on short
positions to average net assets:
Before fee waivers and
expense reimbursement	3.63%	7.04	%++	8.48	%++
After fee waivers and
expense reimbursement	1.75%	1.75	%++	1.75	%++
Ratio of net investment loss
to average net assets:
Before fee waivers and
expense reimbursement	(3.15%)	(5.81	%)++	(8.20	%)++
After fee waivers and
expense reimbursement	(1.27)%	(0.52	%)++	(1.47	%)++
Portfolio turnover rate	214.06%	143.51	%+	37.59	%+

*	Effective September 19, 2013, the Fund changed its fiscal year end from April 30 to December 31.
**	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Institutional Class Shares
		May 1, 2013		June 29, 2012**
	Year Ended	through		through
	December 31, 2014	December 31, 2013*		April 30, 2013
Net asset value,
beginning of period	$10.25	$10.31		$10.00
Income from investment operations:
Net investment loss^	(0.14)	(0.02)		(0.06)
Net realized and unrealized
gain on investments	0.56	0.40		0.37
Total from investment operations	0.42	0.38		0.31

Less distributions:
From net realized
gain on investments	(0.12)	(0.44)		—
Total distributions	(0.12)	(0.44)		—
Net asset value, end of period	$10.55	$10.25		$10.31

Total return	4.08%	3.73	%+	3.20	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$53,263	$1,027		$1,100
Ratio of expenses to average net assets:
Before fee waivers and
expense reimbursement	3.00%	8.03	%++	7.50	%++
After fee waivers and
expense reimbursement	2.59%	2.76	%++	2.04	%++
Ratio of expenses excluding interest
expense and dividends on short
positions to average net assets:
Before fee waivers and
expense reimbursement	1.91%	6.77	%++	6.96	%++
After fee waivers and
expense reimbursement	1.50%	1.50	%++	1.50	%++
Ratio of net investment loss
to average net assets:
Before fee waivers and
expense reimbursement	(1.74)%	(5.53	%)++	(6.18	%)++
After fee waivers and
expense reimbursement	(1.33)%	(0.26	%)++	(0.72	%)++
Portfolio turnover rate	214.06%	143.51	%+	37.59	%+

*	Effective September 19, 2013, the Fund changed its fiscal year end from April 30 to December 31.
**	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2014

NOTE 1 – ORGANIZATION

The Kellner Merger Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The investment objective of the Fund is to seek to achieve positive risk-adjusted returns with less volatility than in the equity markets.  The Fund commenced operations on June 29, 2012.  The Fund offers Class A and Institutional Class shares.  Class A shares are subject to a maximum sales load of 5.75%.  The sales load charged decreases depending on the amount invested.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Fund’s returns filed for open tax year 2013, or expected to be taken in the Fund’s 2014 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2014, Continued

capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund and the Kellner Event Fund are charged for those expenses that are directly attributable to a Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
REITs:  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to its shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

F.
Leverage and Short Sales:  The Fund may use leverage in connection with its investment activities and may affect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2014, Continued

must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

G.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended December 31, 2014, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed
Net Investment	Accumulated Net
Loss	Realized Loss
$(174,953)	$174,953

H.
Derivatives:  The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2014, Continued

deemed appropriate to the Adviser and consistent with the Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

The Fund invests in total return swaps to obtain exposure to the underlying referenced instrument, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, security index or index component during the period of the swap. Total return swap contracts are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Total return swaps normally do not involve the delivery of securities or other underlying assets.  If the counterparty to a total return swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Total return swaps are derivatives and their value can be volatile. To the extent that an advisor does not accurately analyze and predict future market trends,

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2014, Continued

the values of assets or economic factors, a fund may suffer a loss, which may exceed the related amounts shown in the statement of assets and liabilities. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Total return swap contracts outstanding at period end are listed after the Fund’s schedule of investments.

As of December 31, 2014, the location of derivatives in the statement of assets and liabilities and the value of the derivative instruments categorized by risk exposure is as follows:

Derivative Type	Statement of Assets and Liabilities Location	Value
Equity Contract
Purchased Option	Investments in securities, at value	$215,160
Equity Contract	Options written, at value	3,260
Swap Contracts	Net appreciation on swap contracts	794,508

The effect of derivative instruments on the statement of operations for the year ended December 31, 2014 is as follows:

	Location of Gain/(Loss)
Derivative Type	on Derivatives Recognized in Income	Value
Equity Contract	Realized loss on purchased options	$ (262)
Equity Contract	Realized gain on written options	74,665
Swap Contracts	Realized gain on swap contracts	36,059
Equity Contract	Change in unrealized appreciation
	on purchased options	15,799
Equity Contract	Change in unrealized appreciation
	on written options	38,447
Swap Contracts	Change in unrealized appreciation
	on swap contracts	794,508

The average monthly market values of purchased and written options during the year ended December 31, 2014 for the Fund was $174,856 and $7,386, respectively.
Transactions in written options contracts for the year ended December 31, 2014, are as follows:

	Contracts	Premiums Received
Beginning Balance	2	$316
Options written	2,131	120,953
Options closed	(12)	(1,196)
Options exercised	(260)	(4,404)
Options expired	(1,535)	(73,791)
Outstanding at December 31, 2014	326	$41,878

The Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2014, Continued

The table below shows the offsetting assets and liabilities relating to the written options and swap contracts shown on the statement of assets and liabilities.

Assets:
		Gross	Net	Gross Amounts not
		Amounts	Amounts	Offset in the Statement
	Gross	Offset	Presented	of Assets & Liabilities
	Amounts	in the	in the
	of	Statement	Statement		Collateral
	Recognized	of Assets &	of Assets &	Financial	Pledged	Net
Description	Assets	Liabilities	Liabilities	Instruments	(Received)	Amount
Swap Contracts	$794,508	$—	$794,508	$—	$—	$794,508
	$794,508	$—	$794,508	$—	$—	$794,508

Liabilities:
		Gross	Net	Gross Amounts not
		Amounts	Amounts	Offset in the Statement
	Gross	Offset	Presented	of Assets & Liabilities
	Amounts	in the	in the
	of	Statement	Statement		Collateral
	Recognized	of Assets &	of Assets &	Financial	Pledged	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
Written Options	$3,260	$—	$3,260	$—	$3,260	$—
	$3,260	$—	$3,260	$—	$3,260	$—

I.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of December 31, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2014, Continued

on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Fund’s investments are carried at fair value.  Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options:  Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2014, Continued

Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support	$1,115,793	$—	$—	$1,115,793
Finance and Insurance	4,553,405	—	—	4,553,405
Information	3,666,627	—	—	3,666,627
Manufacturing	21,268,434	—	—	21,268,434
Mining, Quarrying, and Oil
and Gas Extraction	512,082	—	—	512,082
Professional, Scientific and
Technical Services	2,149,744	—	—	2,149,744
Retail Trade	2,733,581	—	—	2,733,581
Utilities	309,695	—	—	309,695
Wholesale Trade	10,719,739	—	—	10,719,739
Total Common Stocks	47,029,100	—	—	47,029,100
REITS	2,391,273	—	—	2,391,273
Rights	162	—	—	162
Purchased Options
Call Options	215,160	—	—	215,160
Total Purchased Options	215,160	—	—	215,160
Money Market Funds	12,682,710	—	—	12,682,710
Total Investments in Securities	$62,318,405	$—	$—	$62,318,405
Swap Contracts*	$—	$794,508	$—	$794,508
Securities Sold Short	$25,373,603	$—	$—	$25,373,603
Written Options
Put Options	$—	$3,260	$—	$3,260
Total Written Options	$—	$3,260	$—	$3,260

* Swap contracts are valued at the net unrealized appreciation/(depreciation) on the instrument.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2014, Continued

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at December 31, 2014, the end of the reporting period.  During the year ended December 31, 2014, the Fund recognized no significant transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended December 31, 2014.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2014, Kellner Management, L.P. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 1.25% based upon the average daily net assets of the Fund. For the year ended December 31, 2014, the Fund incurred $403,256 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.75% and 1.50% of average daily net assets for Class A shares and Institutional Class shares, respectively.

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2014, the Advisor reduced its fees in the amount of $169,027; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Date	Amount
4/30/16	$184,895
12/31/16	157,035
12/31/17	169,027
$510,957

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2014, Continued

U.S. Bancorp Fund Services, LLC (the “Administrator” or the “Transfer Agent”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

For the year ended December 31, 2014, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$98,828
Transfer agency (a)	36,438
Chief Compliance Officer	7,500
Custody	10,106
(a) Does not include out-of-pocket expenses.

At December 31, 2014, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees, and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$24,843
Transfer agency (a)	9,100
Chief Compliance Officer	2,250
Custody	1,661
(a) Does not include out-of-pocket expenses.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2014, Continued

current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended December 31, 2014, the Fund incurred distribution expenses of $6,155 for the Class A shares pursuant to the Plan.

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended December 31, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $139,394,911 and $61,184,777, respectively.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2014 and the periods ended December 31, 2013 and April 30, 2013 was as follows:

	December 31, 2014	December 31, 2013	April 30, 2013
Ordinary Income	$422,367	$183,477	$ —
Long-Term Capital Gains	174,061	—	—

Ordinary income distributions may include dividends paid from short-term capital gains.

As of December 31, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$59,983,676
Gross unrealized appreciation	3,925,118
Gross unrealized depreciation	(1,590,389)
Net unrealized appreciation	2,334,729
Net unrealized depreciation on short sales
and written options	(1,565,148)
Undistributed ordinary income	193,260
Undistributed long-term capital gain	—
Total distributable earnings	193,260
Other accumulated gains/(losses)	(211,186)
Total accumulated earnings/(losses)	$751,655

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

At December 31, 2014, the Fund deferred, on a tax basis, post-October losses of $211,186.

KELLNER MERGER FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Kellner Merger Fund

We have audited the accompanying statement of assets and liabilities of the Kellner Merger Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2014, and the related statement of operations and the statement of cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended, for the eight month period ended December 31, 2013 and for the period June 29, 2012 (commencement of operations) to April 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kellner Merger Fund, as of December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets and its financial highlights for the year then ended, for the eight month period ended December 31, 2013 and for the period June 29, 2012 to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 2, 2015

KELLNER FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 2-4, 2014, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Kellner Management, L.P. (the “Advisor”) for another annual term for the Kellner Merger Fund (the “Merger Fund”) and the Kellner Event Fund (the “Event Fund”) (collectively, the “Funds”).  At this meeting, and at a prior meeting held on October 15-16, 2014, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Merger Fund as of July 31, 2014 on both an absolute basis and in comparison to appropriate securities benchmarks and its peer funds

KELLNER FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

utilizing Lipper and Morningstar classifications.  The Board determined that the Event Fund, which commenced operations on November 28, 2014; had no meaningful performance to consider at this time.  When reviewing performance of the Merger Fund against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Merger Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Merger Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for the one-year period and above its peer group median and below its peer group average for the since inception period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts (managed by the Advisor’s affiliate) and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the fees charged to the Funds were generally lower than the fees charged to similarly managed account clients (managed by the Advisor’s affiliate), and to the extent fees charged to the similarly managed account clients were higher than for the Funds, it was largely a reflection of the nature of the client.

Kellner Merger Fund:  The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.75% for Class A shares and 1.50% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for Class A shares was above the peer group median and average and the total expense ratio for Class I shares was below the peer group median and average.  The Board also noted that the contractual advisory fee was significantly above the peer group median and

KELLNER FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

average however the Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the advisory fee was significantly below the peer group median and average.  The Board also took into consideration the services the Advisor’s affiliate provides to its similarly managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally below the management fees charged by the Advisor’s affiliate to its similarly managed account clients.  The Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Kellner Event Fund:  The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 2.24% for Class A shares and 1.99% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for Class A shares was significantly above the peer group median and average and the total expense ratio for Class I shares was above the peer group median and average.  The Board also noted that the contractual advisory fee was significantly above its peer group median and average however the Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Advisor received no advisory fees from the Fund during the most recent fiscal period.  The Board also took into consideration the services the Advisor’s affiliate provides to its similarly managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally below the management fees charged by the Advisor’s affiliate to its similarly managed account clients.  The Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  In this regard, the Board noted that the Advisor anticipated recognizing certain economies of scale if Fund assets should increase materially from current levels.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed their specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continue to increase.

KELLNER FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in the form of Rule 12b-1 fees received from the Funds with respect to Class A shares and which are used to offset broker-dealer platform fees and other distribution and marketing costs, as well as any “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage.  The Board also reviewed information from the Advisor indicating that the Advisor does not have any clients who invest in the Funds through separately managed accounts, and as a result the Advisor was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources and profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Kellner Merger Fund and the Kellner Event Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Kellner Merger Fund and Kellner Event Fund would be in the best interest of the Funds and their shareholders.

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term		Number of
		of Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length	Principal	Complex	Held
Name, Address	Held with	of Time	Occupation During	Overseen by	During Past
and Age	the Trust	Served	Past Five Years	Trustee(2)	Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	2	Trustee,
(age 68)		term	Delta Housing		Advisors Series
615 E. Michigan Street		since	Corporation (collegiate		Trust (for series
Milwaukee, WI 53202		March	housing management)		not affiliated
		2014.	2012 to present);		with the Funds);
			(Trustee and Chair		Independent
			(2000 to 2012), New		Trustee from
			Covenant Mutual		1999 to 2012,
			Funds (1999-2012);		New Covenant
			Director and Board		Mutual Funds.
Member, Alpha Gamma
Delta Foundation
(philanthropic
organization) (2005
to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	2	Trustee,
(age 78)		term	Financial Consultant		Advisors Series
615 E. Michigan Street		since	and former Executive		Trust (for series
Milwaukee, WI 53202		February	Vice President and		not affiliated
		1997.	Chief Operating		with the Funds);
			Officer of ICI Mutual		Trustee, The
			Insurance Company		Forward Funds
			(until January 1997).		(31 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 80)		term	President, Hotchkis and		Advisors Series
615 E. Michigan Street		since	Wiley Funds (mutual		Trust (for series
Milwaukee, WI 53202		May	funds) (1985 to 1993).		not affiliated
		2002.			with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term		Number of
		of Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length	Principal	Complex	Held
Name, Address	Held with	of Time	Occupation During	Overseen by	During Past
and Age	the Trust	Served	Past Five Years	Trustee(2)	Five Years(3)

George T. Wofford	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 75)		term	Senior Vice President,		Advisors Series
615 E. Michigan Street		since	Federal Home Loan		Trust (for series
Milwaukee, WI 53202		February	Bank of San Francisco.		not affiliated
		1997.			with the Funds).
Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	2	Trustee,
(age 67)	Trustee	term	U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		since	Services, LLC (May		Trust (for series
Milwaukee, WI 53202		September	1991 to present).		not affiliated
		2008.			with the Funds).
Officers
Term of Office
Name, Address	Position Held	and Length	Principal Occupation
and Age	with the Trust	of Time Served	During Past Five Years

Joe D. Redwine	Chairman and	Indefinite term since	President, CEO, U.S. Bancorp
(age 67)	Chief	September 2007.	Fund Services, LLC
615 E. Michigan Street	Executive		(May 1991 to present).
Milwaukee, WI 53202	Officer

Douglas G. Hess	President and	Indefinite term since	Senior Vice President,
(age 47)	Principal	June 2003.	Compliance and Administration,
615 E. Michigan Street	Executive Officer		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202			(March 1997 to present).

Cheryl L. King	Treasurer and	Indefinite term since	Vice President, Compliance and
(age 53)	Principal	December 2007.	Administration, U.S. Bancorp
615 E. Michigan Street	Financial		Fund Services, LLC
Milwaukee, WI 53202	Officer		(October 1998 to present).

Kevin J. Hayden	Assistant	Indefinite term since	Assistant Vice President,
(age 43)	Treasurer	September 2013.	Compliance and Administration,
615 E. Michigan Street			U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202			(June 2005 to present).

Albert Sosa	Assistant	Indefinite term since	Assistant Vice President,
(age 44)	Treasurer	September 2013.	Compliance and Administration,
615 E. Michigan Street			U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202			(June 2004 to present).

Michael L. Ceccato	Vice President,	Indefinite term since	Senior Vice President,
(age 57)	Chief Compliance	September 2009.	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Officer and AML		(February 2008 to present).
Milwaukee, WI 53202	Officer

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of Office
Name, Address	Position Held	and Length	Principal Occupation
and Age	with the Trust	of Time Served	During Past Five Years

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term since	Senior Vice President and
(age 49)		June 2007.	Counsel, U.S. Bancorp Fund
615 E. Michigan Street			Services, LLC
Milwaukee, WI 53202			(May 2006 to present).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2014, the Trust is comprised of 47 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund and the Kellner Event Fund.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 855-535-5637.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-KELLNER (855-535-5637) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

KELLNER MERGER FUND

NOTICE TO SHAREHOLDERS at December 31, 2014 (Unaudited)

For the year ended December 31, 2014, the Fund designated $422,367 as ordinary income and $174,061 as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  For the year ended December 31, 2014, the percentage of dividends declared from net investment income designated as qualified dividend income was 83.80%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2014 was 78.30%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2014 was 5.60% for the Fund.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 855-KELLNER (855-535-5637) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2014

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 855-KELLNER (855-535-5637).  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 855-KELLNER (855-535-5637).

KELLNER MERGER FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Kellner Management, L.P.
900 Third Avenue, Suite 1401
New York, New York 10022

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 855-535-5637.

KELLNER EVENT FUND
Class A
Institutional Class

ANNUAL REPORT

December 31, 2014

December 31, 2014

Dear Fellow Shareholders:

The Kellner Event Fund (the “Fund”) was up 0.30% (without load) and down -5.47% (with load) for the Class A shares and up 0.30% for the Institutional Class shares for the period ended December 31, 2014.

Total Returns as of 12/31/14

Since Inception*
KEFAX – Class A (with load)	-5.47%
KEFAX – Class A (without load)**	0.30%
KEFIX – Institutional Class	0.30%
S&P 500® Index	-0.25%

*  The Kellner Event Fund began trading 11/28/14.

**  Without maximum sales load of 5.75%.

Net Expense Ratio: 2.25% for Class A and 2.00% for Institutional Class^; Gross Expense Ratio 2.95% for Class A and 2.70% for Institutional Class±

^  The Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses, through at least April 29, 2016, to ensure that Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”) of 0.01%, taxes, interest expense, dividends on securities sold short and extraordinary expenses) do not exceed 1.99% and 1.74% of average daily net assets of the Fund’s Class A and Institutional Class shares, respectively.

±  For updated expense information, please see the Financial Highlights beginning on page 16 of this report.

Portfolio Review

The Kellner Event Fund was launched on November 28, 2014.  The Fund is team managed and allocates its assets using various strategies that seek to profit from securities experiencing catalyst driven changes.  During 2014, the Fund's assets were primarily allocated among high yield credit, special situations equities and merger arbitrage.  A summary of each strategy follows:

High Yield Credit/Special Situations Equities

The U.S. high yield market, according to the BofA Merrill Lynch U.S. High Yield Master II Index, posted a negative 1.07% return in the fourth quarter 2014 and ended 2014 with a modest return of 2.50%.  Weakness in fourth quarter 2014 was concentrated in the energy sector - the largest Index constituent at 13.4%.  Over the last few years, U.S. exploration and production (“E&P”) companies increasingly tapped credit markets to fund growth in fracking, and the precipitous decline in West Texas Intermediate (“WTI”) oil weighed heavily on leveraged companies, especially those with high costs of production.  The U.S. high yield energy sector was the second worst performing segment, posting returns of -7.44% in 2014, with the worst performance sector being metals and mining at -8.35%.  Higher default expectations resulted in credit spreads widening 59 basis points in the fourth quarter, from 454 basis points at September 30, 2014, to 513 at December 31st.  This was the first time spreads crossed the 500 basis point threshold since mid-2013.

As markets remained volatile in December, the Fund adopted a cautious approach to deploying capital. We purchased opportunistically a closed-end high yield fund trading at 11% discount to net asset value (“NAV”) with an 8.1% twelve-month trailing yield, capitalizing on year-end tax selling.  The Fund also started accumulating shares in an event-driven stock that may benefit from pending FCC rulings that would allow the company’s spectrum to be used for Wi-Fi services.  We believe the company could attract strong interest from strategic players in technology, wireless, and cable industries when/if the FCC proposal is approved and that the company’s existing spectrum is highly valuable, especially in light of record prices paid at the recent FCC auction.

The Fund also purchased preferred shares of an REIT at a 7.6% current yield, a discount to trading levels for other REIT preferred comps.  Announcement of financial misstatements and management changes resulted in significant declines in price.  Employee litigation and company disclosures thus far suggest modest revisions to the company’s financials related to minority shareholdings.  We anticipate either the company’s ratings will be upgraded to investment grade once accounting issues are resolved or the company will sell assets in pieces.  In either case, we believe the preferred is fully covered.

The high yield credit/special situations equities portfolios focus on off-the-run opportunities with a fundamental research approach and near-term catalysts.  The sell-off in high yield should provide an attractive entry point as the Fund ramps up its portfolio.

Merger Arbitrage

It was a banner year for global merger and acquisition activity as $3.4 trillion of deals were announced in 2014, up nearly 30% from last year and the most since the pre-crisis levels of 2007.  Such activity in the U.S. was $1.5 trillion, up 54% from 2013.  Pent-up demand finally broke through with large transactions leading the way.  Nearly 100 deals were announced valued at over $5 billion each, worth a combined $1.2 trillion and representing 37% of transactions.  Private-equity activity also picked up at the end of the quarter after a fairly lethargic year.  BC Partners bought PetSmart, Inc. for $8.2 billion and Thoma Bravo’s $3.6 billion deal for Riverbed Technologies, Inc. made up about half of the $23.7 billion in U.S. private equity activity.  This bodes well for leveraged buyout activity also heading into 2015 as the dynamics are still there for leveraged buyouts: record amounts of dry powder and debt financing still readily available.

The fourth quarter introduced some needed volatility into the merger arbitrage market, providing us with many good opportunities.  We took advantage and added to positions across the entire portfolio, as well as invested in new situations that were now at attractive spreads. Over the next few months, our strategy should serve us well if spreads tighten and these deals complete.

Debt financing is still historically cheap and plentiful, stocks have continued to rise providing a valuable currency for deals and acquiring company shares are still reacting well to deal announcements.  We believe these factors bode well for the merger arbitrage business in 2015.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Fund and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.  Short-term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made solely on returns.

Mutual fund investing involves risk. Principal loss is possible. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance. Investments in foreign securities involve greater volatility and political, economic and currency risks and difference in accounting methods. These risks increase for emerging markets. Investments in small and medium sized companies involve additional risks such as limited liquidity or greater volatility. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the Fund, and money borrowed will be subject to interest costs. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Fixed income securities will decline in value because of changes in interest rates. Fixed income securities that are rated below investment grade (i.e. “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities. Investments in securities (units) of partnerships, including MLPs, involve risks that differ from an investment in common stock. Investing in Asset-Backed & Mortgage-Backed securities involve various risks, including market risk, interest rate risk, credit risk & prepayment risk. Investing in IPO shares are subject to market risk & liquidity risk. When investing in other investment vehicles, which may include partnerships, ETFs or mutual funds, it will bear additional expenses based on its pro rata share of the fund’s operating expenses, including the potential duplication of management fees.

The Kellner Event Fund is distributed by Quasar Distributors, LLC.

Fund holdings and sector allocation are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments included in this report.

A basis point is a unit of measurement equal to 1/100th of 1 percent.

The S&P 500® Index is an unmanaged index commonly used to measure performance of U.S. stocks.

The BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment-grade, U.S.-dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

One cannot invest directly in an index.

Since
Average Annual Total Return:	Inception1
Kellner Event Fund - Class A (with sales load)	-5.47%
Kellner Event Fund - Class A (without sales load)	0.30%
Kellner Event Fund - Institutional Class	0.30%
S&P 500® Index	-0.25%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 855-535-5637.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Class A shares may be subject to a 5.75% front-end sales load.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge  of 1% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge.  This chart does not imply any  future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

1  The Fund commenced operations on November 28, 2014.

Expense Example at December 31, 2014 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (11/28/14 – 12/31/14).

Actual Expenses
The first set of lines of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.99% and 1.74% per the operating expenses limitation agreement for the Kellner Event Fund Class A and Institutional Class, respectively.  Although the Fund charges no transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second set of lines of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	11/28/14	12/31/14	11/28/14 – 12/31/14
Actual (2)
Class A	$1,000.00	$1,003.00	$1.86
Institutional Class	$1,000.00	$1,003.00	$1.62

Hypothetical (5% return
before expenses) (3)
Class A	$1,000.00	$1,002.80	$1.86
Institutional Class	$1,000.00	$1,003.04	$1.62

(1)   Expenses are equal to the Class A and Institutional Class fund shares’ annualized expense ratios of 1.99% and 1.74%, respectively, multiplied by the average account value over the period, multiplied by 34 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

(2) Excluding interest expense and dividends on short positions, your actual expenses would be $1.86 and $1.62 for Class A and Institutional Class, respectively.
(3) Excluding interest expense and dividends on short positions, your hypothetical expenses would be $1.86 and $1.62 for Class A and Institutional Class, respectively.

Kellner Event Fund
Sector Allocation of Portfolio Assets at December 31, 2014 (Unaudited)

Percentages represent market value as a percentage of total investments.

Kellner Event Fund
Schedule of Investments
at December 31, 2014

Shares		Value
	COMMON STOCKS - 32.2%

	Broadcasting (except Internet) - 2.2%
64,000	Sirius XM Holdings, Inc. (a)(c)	$224,000

	Chemical Manufacturing - 6.8%
2,000	Allergan, Inc.	425,180
2,500	Cubist Pharmaceuticals, Inc. (a)	251,625
		676,805

	Credit Intermediation and Related Activities - 4.5%
27,000	Hudson City Bancorp, Inc. (c)	273,240
13,000	Susquehanna Bancshares, Inc.	174,590
		447,830

	Data Processing, Hosting, and Related Services - 1.6%
8,000	Riverbed Technology, Inc. (a)(c)	163,280

	General Merchandise Stores - 2.5%
3,200	Family Dollar Store, Inc. (c)	253,472

	Machinery Manufacturing - 1.6%
2,000	Dresser-Rand Group, Inc. (a)	163,600

	Merchant Wholesalers - Nondurable Goods - 3.3%
2,400	Sigma-Aldrich Corp. (c)	329,448

	Mining (except Oil and Gas) - 1.4%
5,000	SunCoke Energy Partners L.P.	135,650

	Miscellaneous Manufacturing - 1.2%
7,200	International Game Technology (c)	124,200

	Miscellaneous Store Retailers - 0.3%
400	PetSmart, Inc.	32,518

	Oil and Gas Extraction - 0.5%
6,400	Talisman Energy, Inc. (b)	50,112

	Telecommunications - 0.2%
6,860	Globalstar, Inc. (a)	18,865

	Transportation Equipment Manufacturing - 5.7%
5,600	TRW Automotive Holdings Corp. (a)(c)	575,960

	Utilities - 0.4%
1,400	Pepco Holdings, Inc. (c)	37,702
	TOTAL COMMON STOCKS (Cost $3,184,947)	3,233,442

The accompanying notes are an integral part of these financial statements.

	PREFERRED STOCKS - 2.8%

	Real Estate - 2.3%
10,000	American Realty Capital Properties, Inc.	228,500

	Telecommunications - 0.5%
2,050	United States Cellular Corp. (a)	51,189
	TOTAL PREFERRED STOCKS (Cost $270,988)	279,689

	CLOSED-END FUNDS - 1.2%
33,000	BlackRock Debt Strategies Fund, Inc.	122,760
	TOTAL CLOSED-END FUNDS (Cost $122,270)	122,760

Principal Amount
	MUNICIPAL BONDS - 1.8%
	Commonwealth of Puerto Rico Public Improvement Funding Bonds,
	Series 2012 A, General Obligation
$250,000	4.00%, 7/1/2020	185,145
	TOTAL MUNICIPAL BONDS (Cost $181,487)	185,145

Shares
	MONEY MARKET FUNDS - 62.3%
6,258,776	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.07%(d)	6,258,776
	TOTAL MONEY MARKET FUNDS (Cost $6,258,776)	6,258,776

	Total Investments in Securities (Cost $10,018,468) - 100.3%	10,079,812
	Liabilities in Excess of Other Assets - (0.3)%	(35,753)
	NET ASSETS - 100.0%	$10,044,059

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or a portion of the security has been segregated for open short positions.
(d)	Rate shown is the 7-day annualized yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Kellner Event Fund
Schedule of Securities Sold Short
at December 31, 2014

Shares		Value
	COMMON STOCKS - 6.0%

	Chemical Manufacturing - 1.9%
737	Actavis PLC(a)(b)	$189,711

	Credit Intermediation and Related Activities - 4.1%
3,289	BB&T Corp.	127,909
2,269	M&T Bank Corp.	285,032
		412,941
	TOTAL COMMON STOCKS (Proceeds $587,390)	602,652
	Total Securities Sold Short (Proceeds $587,390)	$602,652

(a)	Non-income producing security.
(b)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

Kellner Event Fund
STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2014

ASSETS
Investments in securities, at value
(identified cost $10,018,468)	$10,079,812
Deposit at broker	587,386
Receivables
Dividends and interest	8,194
Due from Advisor (Note 4)	12,626
Prepaid expenses	2,535
Total assets	10,690,553

LIABILITIES
Securities sold short (proceeds $587,390)	602,652
Payables
Securities purchased	19,056
Administration and fund accounting fees	8,801
Transfer agent fees and expenses	3,942
Audit fees	9,500
Chief Compliance Officer fee	814
Custody fees	1,052
Legal fees	425
Reports to shareholders	150
Accrued other expenses	102
Total liabilities	646,494
NET ASSETS	$10,044,059

CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$2,007
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	200
Net asset value and redemption price per share	$10.03
Maximum offering price per share (Net asset value per share divided by 94.25%)	$10.64

Institutional Class Shares
Net assets applicable to shares outstanding	$10,042,052
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	1,001,201
Net asset value, offering and redemption price per share	$10.03

COMPONENTS OF NET ASSETS
Paid-in capital	$9,997,977
Net unrealized appreciation/(depreciation) on:
Investments	61,344
Securities sold short	(15,262)
Net assets	$10,044,059

The accompanying notes are an integral part of these financial statements.

Kellner Event Fund
S T A T E M E N T  O F  O P E R A T I O N S
For the Period November 28, 2014* through December 31, 2014

INVESTMENT INCOME
Income
Dividends	$2,908
Interest	1,096
Total income	4,004

Expenses
Audit fees	9,500
Administration and fund accounting fees (Note 4)	8,801
Advisory fees (Note 4)	8,640
Transfer agent fees and expenses (Note 4)	3,942
Custody fees (Note 4)	1,052
Chief Compliance Officer fee (Note 4)	814
Miscellaneous	650
Legal fees	425
Registration fees	213
Printing and mailing expense	150
Pricing fees (Note 4)	102
Total expenses before dividends and interest on short positions	34,289
Interest expense	4
Total expenses before reimbursement from Advisor	34,293
Less: expenses waived and reimbursed by Advisor (Note 4)	(24,266)
Net expenses	10,027
Net investment loss	(6,023)

UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT
Net change in unrealized appreciation/(depreciation) on:
Investments	61,344
Securities sold short	(15,262)
Net unrealized gain on investments and securities sold short	46,082
Net Increase in Net Assets Resulting from Operations	$40,059

*  Commencement of operations.
The accompanying notes are an integral part of these financial statements.

Kellner Event Fund
S T A T E M E N T  O F  C H A N G E S  I N  N E T  A S S E T S

November 28, 2014*
through
December 31, 2014

NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(6,023)
Net change in unrealized appreciation/(depreciation) on:
Investments	61,344
Securities sold short	(15,262)
Net increase in net assets resulting from operations	40,059

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares (a)	10,004,000
Total increase in net assets	10,044,059

NET ASSETS
Beginning of period	-
End of period	$10,044,059
Includes undistributed net investment income of	$-

(a)  A summary of share transactions is as follows:

Class A Shares
	November 28, 2014*
	through
	December 31, 2014
	Shares	Paid-in Capital
Shares sold	200	$2,000
Net increase	200	$2,000

Institutional Class Shares
	November 28, 2014*
	through
	December 31, 2014
	Shares	Paid-in Capital
Shares sold	1,001,201	$10,002,000
Net increase	1,001,201	$10,002,000

*  Commencement of operations.
The accompanying notes are an integral part of these financial statements.

Kellner Event Fund
STATEMENT OF CASHFLOWS
For the Period November 28, 2014* through December 31, 2014

Increase/(decrease) in cash--

Cash flows from operating activities:
Net increase in net assets from operations	$40,059
Adjustments to reconcile net increase/(decrease) in
net assets from operations to net cash used in operating activities:

Purchases of investment securities	(3,759,298)
Proceeds from short sales	587,390
Purchase of short term investments, net	(6,258,776)
Increase in deposits at broker	(587,386)
Increase in dividends and interest receivable	(8,194)
Increase in due from Advisor	(12,626)
Increase in prepaid expenses and other assets	(2,535)
Increase in payable for securities purchased	19,056
Increase in accrued administration fees	8,801
Increase in custody fees	1,052
Increase in transfer agent expenses	3,942
Increase in other accrued expenses	10,991
Unrealized appreciation on securities	(46,082)
Amortization	(394)
Net cash used in operating activities	(10,004,000)

Cash flows from financing activities:
Proceeds from shares sold	10,004,000
Net cash provided by financing activities	10,004,000

Net increase in cash	-

Cash:
Beginning balance	-
Ending balance	$-

*  Commencement of operations.
The accompanying notes are an integral part of these financial statements.

Kellner Event Fund
F I N A N C I A L   H I G H L I G H T S
For a share outstanding throughout the period

Class A Shares

	November 28, 2014*
	through
	December 31, 2014

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	0.04
Total from investment operations	0.03

Net asset value, end of period	$10.03

Total return	0.30	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$2
Ratio of expenses to average net assets:
Before expense reimbursement	6.20	%++
After expense reimbursement	1.99	%++
Ratio of expenses excluding interest expense and dividends
on short positions to average net assets:
Before expense reimbursement	6.20	%++
After expense reimbursement	1.99	%++
Ratio of net investment loss to average net assets:
Before expense reimbursement	(5.51	%)++
After expense reimbursement	(1.30	%)++
Portfolio turnover rate	0.00	%+

*  Commencement of operations.
+  Not annualized.
++  Annualized.

The accompanying notes are an integral part of these financial statements.

Kellner Event Fund
F I N A N C I A L   H I G H L I G H T S
For a share outstanding throughout the period

Institutional Class Shares

	November 28, 2014*
	through
	December 31, 2014

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	0.04
Total from investment operations	0.03

Net asset value, end of period	$10.03

Total return	0.30	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$10,042
Ratio of expenses to average net assets:
Before expense reimbursement	5.95	%++
After expense reimbursement	1.74	%++
Ratio of expenses excluding interest expense and dividends
on short positions to average net assets:
Before expense reimbursement	5.95	%++
After expense reimbursement	1.74	%++
Ratio of net investment loss to average net assets:
Before expense reimbursement	(5.26	%)++
After expense reimbursement	(1.05	%)++
Portfolio turnover rate	0.00	%+

*  Commencement of operations.
+  Not annualized.
++  Annualized.

The accompanying notes are an integral part of these financial statements.

Kellner Event Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2014

NOTE 1 - ORGANIZATION

The Kellner Event Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The investment objective of the Fund is to seek to achieve positive risk-adjusted returns independent of the returns generated by the overall equity markets.  The Fund commenced operations on November 28, 2014.  The Fund offers Class A and Institutional Class shares.  Class A shares are subject to a maximum sales load of 5.75%.  The sales load charged decreases depending on the amount invested.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2014 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund and the Kellner Merger Fund are charged for those expenses that are directly attributable to a Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
REITs: The Fund can make certain investments in real estate investment trusts (“REITs”) which pay dividends to its shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

F.
Leverage and Short Sales: The Fund may use leverage in connection with its investment activities and may affect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the  Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

G.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the period ended December 31, 2014, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed
Net Investment	Paid-in
Income/(Loss)	Capital
$6,023	$(6,023)

H.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of December 31, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value.  Equity securities, including common stocks and preferred stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks
Finance and Insurance	$447,830	$-	$-	$447,830
Information	406,145	-	-	406,145
Manufacturing	1,540,565	-	-	1,540,565
Mining, Quarrying and
Oil and Gas Extraction	185,762	-	-	185,762
Retail Trade	285,990	-	-	285,990
Utilities	37,702	-	-	37,702
Wholesale Trade	329,448	-	-	329,448

Total Common Stocks	3,233,442	-	-	3,233,442
Preferred Stocks
Real Estate and Rental
and Leasing	228,500	-	-	228,500
Information	51,189	-	-	51,189
Total Preferred Stocks	279,689	-	-	279,689
Closed-End Funds	122,760	-	-	122,760
Fixed Income
Municipal Bonds	-	185,145	-	185,145
Total Fixed Income	-	185,145	-	185,145
Short-Term Investments	6,258,776	-	-	6,258,776
Total Investments in
Securities	$9,894,667	$185,145	$-	$10,079,812
Securities Sold Short	$602,652	$-	$-	$602,652

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks and preferred stocks by industry classification.  Transfers between levels are recognized at December 31, 2014, the end of the reporting period.  During the period ended December 31, 2014, the Fund recognized no significant transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the period ended December 31, 2014.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended December 31, 2014, Kellner Management, L.P. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 1.50% based upon the average daily net assets of the Fund. For the period ended December 31, 2014, the Fund incurred $8,640 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.99% and 1.74% of average daily net assets for Class A shares and Institutional Class shares, respectively.

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the period ended December 31, 2014, the Advisor reduced its fees in the amount of $24,266; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Date	Amount
12/31/17	$24,266

U.S. Bancorp Fund Services, LLC (the “Administrator” or the “Transfer Agent”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.

U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

For the period ended December 31, 2014, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$8,801
Transfer agency (a)	3,399
Custody	1,052
Chief Compliance Officer	814
(a) Does not include out-of-pocket expenses.

At December 31, 2014, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees, and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$8,801
Transfer agency (a)	3,399
Chief Compliance Officer	1,052
Custody	814
(a) Does not include out-of-pocket expenses.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period ended December 31, 2014, the Fund incurred distribution expenses of $0.34 for the Class A shares pursuant to the Plan.

NOTE 6 – SECURITIES TRANSACTIONS

For the period ended December 31, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $3,759,298 and $0, respectively.

NOTE 7 – UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

As of December 31, 2014, the Fund currently invests 62.3% of its net assets in Fidelity Institutional Money Market Portfolio – Institutional Class.  The investment in Fidelity Institutional Money Market Portfolio – Institutional Class represents less than 0.5% of Fidelity Institutional Money Market Portfolio –Institutional Class net assets, which was approximately $1.4 billion at December 31, 2014.  If the Advisor determines that it is in the best interest of the Fund and its shareholders, it may redeem its investment.

The performance of the Fund may be directly affected by the performance of the Fidelity Institutional Money Market Portfolio – Institutional Class.  The investment strategy of Fidelity Institutional Money Market Portfolio – Institutional Class:  investing at least 80% of assets in U.S. Government securities and repurchase agreements for those securities; generally maintaining a dollar-weighted average maturity of 60 days or less; potentially entering into reverse repurchase agreements.  The net expense ratio per the September 30, 2014 Annual Report of Fidelity Institutional Money Market Portfolio – Institutional Class was 0.10%.  The financial statements of the Fidelity Institutional Money Market Portfolio – Institutional Class can be found at Fidelity website www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund made no distributions during the period ended December 31, 2014.

As of December 31, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$10,018,468
Gross unrealized appreciation	64,732
Gross unrealized depreciation	(3,388)
Net unrealized appreciation	61,344
Undistributed ordinary income	-
Undistributed long-term capital gain	-
Total distributable earnings	-
Unrealized depreciation on securities sold short	(15,262)
Total accumulated earnings/(losses)	$46,082

(a) Book basis and tax basis net unrealized appreciation and cost are the same.

KELLNER FUNDS

Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on December 2-4, 2014, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Kellner Management, L.P. (the “Advisor”) for another annual term for the Kellner Merger Fund (the “Merger Fund”) and the Kellner Event Fund (the “Event Fund”) (collectively, the “Funds”).  At this meeting, and at a prior meeting held on October 15-16, 2014, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Funds’ historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Merger Fund as of July 31, 2014 on both an absolute basis and in comparison to appropriate securities benchmarks and its peer funds utilizing Lipper and Morningstar classifications.  The Board determined that the Event Fund, which commenced operations on November 28, 2014; had no meaningful performance to consider at this time.  When reviewing performance of the Merger Fund against the comparative peer group universe, the Board took into account that the

KELLNER FUNDS

investment objective and strategies of the Merger Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Merger Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for the one-year period and above its peer group median and below its peer group average for the since inception period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts (managed by the Advisor’s affiliate) and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fee under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the fees charged to the Funds were generally lower than the fees charged to similarly managed account clients (managed by the Advisor’s affiliate), and to the extent fees charged to the similarly managed account clients were higher than for the Funds, it was largely a reflection of the nature of the client.

Kellner Merger Fund: The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.75% for Class A shares and 1.50% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s total expense ratio for Class A shares was above the peer group median and average and the total expense ratio for Class I shares was below the peer group median and average. The Board also noted that the contractual advisory fee was significantly above the peer group median and average however the Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the advisory fee was significantly below the peer group median and average. The Board also took into consideration the services the Advisor’s affiliate provides to its similarly managed account clients, comparing the fees charged for those management services to the fees charged to the Fund. The Board found that the management fees charged to the Fund were generally below the management fees charged by the Advisor’s affiliate to its similarly managed account clients. The Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Kellner Event Fund: The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 2.24% for Class A shares and 1.99% for

KELLNER FUNDS

the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for Class A shares was significantly above the peer group median and average and the total expense ratio for Class I shares was above the peer group median and average.  The Board also noted that the contractual advisory fee was significantly above its peer group median and average however the Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Advisor received no advisory fees from the Fund during the most recent fiscal period.  The Board also took into consideration the services the Advisor’s affiliate provides to its similarly managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally below the management fees charged by the Advisor’s affiliate to its similarly managed account clients.  The Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  In this regard, the Board noted that the Advisor anticipated recognizing certain economies of scale if Fund assets should increase materially from current levels.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed their specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continue to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in the form of Rule 12b-1 fees received from the Funds with respect to Class A shares and which are used to offset broker-dealer platform fees and other distribution and marketing costs, as well as any “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage.  The Board also reviewed information from the Advisor indicating that the Advisor does not have any clients who invest in the Funds through separately managed accounts, and as a result the Advisor was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources and profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Kellner Merger Fund and the Kellner Event Fund, but rather the Board based its determination on the total combination of information available to them.  Based

KELLNER FUNDS

on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Kellner Merger Fund and Kellner Event Fund would be in the best interest of the Funds and their shareholders.

KELLNER EVENT FUND

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Number of
		Term of		Portfolios	Other
	Position	Office and	Principal	in Fund	Directorships
	Held	Length of	Occupation	Complex	Held During
Name, Address	with the	Time	During Past Five	Overseen	Past Five
and Age	Trust	Served	Years	by Trustee2	Years3

Independent Trustees1

Gail S. Duree	Trustee	Indefinite	Director, Alpha	2	Trustee,
(age 68)		term since	Gamma Delta		Advisors
615 E. Michigan Street		March	Housing		Series Trust
Milwaukee, WI 53202		2014.	Corporation		(for series
			(collegiate housing		not affiliated
			management) (2012		with the
			to present); Trustee		Funds);
			and Chair (2000 to		Independent
			2012), New		Trustee from
			Covenant Mutual		1999 to
			Funds (1999-2012);		2012, New
			Director and Board		Covenant
			Member, Alpha		Mutual
			Gamma Delta		Funds.
Foundation
(philanthropic
organization) (2005
to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	2	Trustee,
(age 78)		term since	Financial		Advisors
615 E. Michigan Street		February	Consultant and		Series Trust
Milwaukee, WI 53202		1997.	former Executive		(for series
			Vice President and		not affiliated
			Chief Operating		with the
			Officer of ICI		Funds);
			Mutual Insurance		Trustee, The
			Company (until		Forward
			January 1997).		Funds (31
portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 80)		term since	President, Hotchkis		Advisors
615 E. Michigan Street		May 2002.	and Wiley Funds		Series Trust
Milwaukee, WI 53202			(mutual funds)		(for series
			(1985 to 1993).		not affiliated
with the
Funds);
Independent

Trustee from
1999 to
2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 75)		term since	Senior Vice		Advisors
615 E. Michigan Street		February	President, Federal		Series Trust
Milwaukee, WI 53202		1997.	Home Loan Bank		(for series
			of San Francisco.		not affiliated
with the
Funds).

Interested Trustee

Number of
		Term of		Portfolios	Other
	Position	Office and	Principal	in Fund	Directorships
	Held	Length of	Occupation	Complex	Held During
Name, Address	with the	Time	During Past Five	Overseen	Past Five
and Age	Trust	Served	Years	by Trustee2	Years3
Joe D. Redwine4	Interested	Indefinite	President, CEO,	2	Trustee,
(age 67)	Trustee	term since	U.S. Bancorp		Advisors Series
615 E. Michigan Street		September	Fund Services,		Trust (for series
Milwaukee, WI 53202		2008.	LLC (May 1991		not affiliated
			to present).		with the Funds).

Officers
Term of
Office and
Name, Address	Position Held	Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Joe D. Redwine	Chairman and Chief	Indefinite	President, CEO, U.S.
(age 67)	Executive Officer	term since	Bancorp Fund Services,
615 E. Michigan Street		September	LLC (May 1991 to
Milwaukee, WI 53202		2007.	present).

Douglas G. Hess	President and Principal	Indefinite	Senior Vice President,
(age 47)	Executive Officer	term since	Compliance and
615 E. Michigan Street		June 2003.	Administration, U.S.
Milwaukee, WI 53202			Bancorp Fund Services,
LLC (March 1997 to
present).

Cheryl L. King	Treasurer and Principal	Indefinite	Vice President,
(age 53)	Financial Officer	term since	Compliance and
615 E. Michigan Street		December	Administration, U.S.
Milwaukee, WI 53202		2007.	Bancorp Fund Services,
LLC (October 1998 to

Term of
Office and
Name, Address	Position Held	Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
present).

Kevin J. Hayden	Assistant Treasurer	Indefinite	Assistant Vice President,
(age 43)		term since	Compliance and
615 E. Michigan Street		September	Administration, U.S.
Milwaukee, WI 53202		2013.	Bancorp Fund Services,
LLC (June 2005 to
present).

Albert Sosa	Assistant Treasurer	Indefinite	Assistant Vice President,
(age 44)		term since	Compliance and
615 E. Michigan Street		September	Administration, U.S.
Milwaukee, WI 53202		2013.	Bancorp Fund Services,
LLC (June 2004 to
present).

Michael L. Ceccato	Vice President, Chief	Indefinite	Senior Vice President,
(age 57)	Compliance Officer and	term since	U.S. Bancorp Fund
615 E. Michigan Street	AML Officer	September	Services, LLC (February
Milwaukee, WI 53202		2009.	2008 to present).

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and
(age 49)		term since	Counsel, U.S. Bancorp
615 E. Michigan Street		June 2007.	Fund Services, LLC (May
Milwaukee, WI 53202			2006 to present).

1	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
2
As of December 31, 2014, the Trust is comprised of 47 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund and the Kellner Merger Fund.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

3
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

4
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 855-535-5637.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-KELLNER (855-535-5637) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

NOTICE TO SHAREHOLDERS at December 31, 2014 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 855-KELLNER (855-535-5637) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling 855-KELLNER (855-535-5637).  Furthermore, once filed, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 855-KELLNER (855-535-5637).

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;
•Information you give us orally; and/or
•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Kellner Management, L.P.
900 Third Avenue, Suite 1401
New York, New York 10022

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 855-535-5637.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$23,200	$17,400
Audit-Related Fees	N/A	N/A
Tax Fees	$6,400	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date     3/9/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date    3/9/15

By (Signature and Title)*   /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date     3/9/15

* Print the name and title of each signing officer under his or her signature.